ENERTOPIA CORP.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

INSTRUCTIONS TO PURCHASER

1.	All purchasers must complete all the information in the boxes on page 2 and sign where indicated with an “X”.

2.

If you are an Existing Security Holder (as hereinafter defined) and wish to use the Existing Security Holder Exemption (as hereinafter defined), then complete and sign the Existing Security Holder form that starts on page 6. The purpose of the form is to determine whether you meet the standards for participation in a private placement pursuant to the Existing Security Holder Exemption.

3.

If you are not an Existing Security Holder but are an “accredited investor”, then complete and sign the “Accredited Investor Status Certificate” that starts on page 7 including the Exhibit thereto if you are an individual. The purpose of the form is to determine whether you meet the standards for participation in a private placement pursuant to the Accredited Investor Exemption (as hereinafter defined) under National Instrument 45-106.

4.

If you are purchasing the Securities in reliance on the Investment Dealer Exemption, (as hereinafter defined) you must obtain advice regarding the suitability of the investment from an investment dealer.

5.

Unless you are subscribing through a person registered as a broker, an exempt market dealer (as defined in National Instrument 31-103 – Registration Requirements and Exemptions) or you are acquiring the Securities directly from Enertopia Corp. without involvement of a finder, you must complete and sign the Risk Acknowledgement Form on page 13 of this Subscription Agreement.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO:	ENERTOPIA CORP., (the “Issuer”), of 950 – 1130 West Pender Street, Vancouver, BC V6E 4A4

Subject and pursuant to the terms set out in the Terms on pages 3 to 5, the General Provisions on pages 15 to 25 and the other appendices, acknowledgements, provisions and forms attached which are hereby incorporated by reference, the undersigned purchaser (the “Purchaser”) hereby irrevocably subscribes for, and on Closing will purchase from the Issuer, the following securities at the following price:

Number of Units purchased ( minimum 50,000 Units): _______________________________Units

CDN$0.035 Unit for a total purchase price of CDN$ (minimum CDN$1,000): CDN$______________

The Purchaser owns, directly or indirectly, the following securities of the Issuer:

[Check if applicable]	The Purchaser is: [ ] an insider of the Issuer [ ] a member of a Pro Group
[ ] a director, officer or Promoter of the Issuer

*The common shares comprising the Units will be issued in electronic form using the direct registration system ("DRS") of the Issuer's transfer agent and on Closing the Purchaser will receive only a DRS Statement. If the Purchaser wishes to receive a physical share certificate rather than a DRS Statement, please indicate here with a checkmark [   ].*

The Purchaser directs the Issuer to issue, register and deliver the certificates or DRS Statements, as applicable, representing/evidencing the Purchased Securities as follows:

REGISTRATION INSTRUCTIONS	DELIVERY INSTRUCTIONS

Name to appear on certificate	Name and account reference, if applicable

Account reference if applicable	Contact name

Address	Address

Telephone Number

EXECUTED by the Purchaser this _______day of _____________, 2016. By executing this Subscription Agreement, the Purchaser certifies that the Purchaser and any beneficial purchaser for whom the Purchaser is acting is resident in the jurisdiction shown as the “Address of Purchaser”.

EXECUTION BY PURCHASER:
Accepted this day of ________________, 2016	X
Signature of individual (if Purchaser is an individual)
ENERTOPIA CORP.	X
Per:	Authorized signatory (if Purchaser is not an individual)

Authorized signatory	Name of Purchaser and/or authorized signatory (please print)

Name of beneficial purchaser for whom Purchaser is contracting (if applicable) (please print)

Address of Purchaser (residence)

Address of beneficial purchaser (if applicable)

Telephone number and e-mail address

The Issuer accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement.

2

TERMS

Reference date of this Subscription	August 8, 2016 (the “Agreement Date”)
Agreement

The Offering

The Issuer	ENERTOPIA CORP.

Offering	The offering (the “Offering”) consists of an aggregate of up to 20,000,000 units of the Issuer (the “Units”)

Purchased Securities

The “Purchased Securities” are Units. Each Unit consists of one previously unissued common share, as presently constituted (a “Share”) and one (1) non-transferable common share purchase warrant (each whole warrant, a “Warrant”) of the Issuer. One Warrant will entitle the holder, on exercise, to purchase one additional common share of the Issuer (a “Warrant Share”) at a price of US$0.07 per Warrant Share at any time until the close of business on the day which is 24 months from the date of issue of the Warrant.

Total amount	Up to CDN $700,000

Price	CDN$0.035 per Unit

Warrants	The Warrants will be issued and registered in the name of the purchasers or their nominees. The Warrants will be non-transferable and subject to resale restrictions and legends.

The certificates representing the Warrants will, among other things, include provisions for the appropriate adjustment in the class, number and price of the Warrant Shares issued upon exercise of the Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the Issuer’s common shares, the payment of stock dividends and the amalgamation of the Issuer.

Selling Jurisdictions	The Units may be sold in the provinces of Canada and in certain overseas jurisdictions as the Issuer may determine (the “Selling Jurisdictions”).

Exemptions	The Offering will be made in accordance with the following exemptions from the prospectus requirements:

(a)	the Existing Security Holder Exemption enacted in various Canadian jurisdictions

(b)	the Accredited Investor Exemption found in section 2.3 of National Instrument 45-106 Prospectus and Registration Exemptions;

(c)

the “minimum amount investment ($150,000)” exemption found in section 2.10 of National Instrument 45-106 Prospectus and Registration Exemptions which exemption is only available to non-individual subscribers; and

(d)	the Investment Dealer Exemption enacted in certain Canadian jurisdictions

Resale restrictions and legends

The Purchased Securities will be subject to a hold period that starts to run on Closing. The Purchaser acknowledges that the certificates or DRS Statements, as applicable, representing/evidencing the Purchased Securities will bear the following legends:

“Unless permitted under securities legislation, the holder of this security must not trade the security before [insert the date that is four months and a day after the distribution date.]”

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHNAGES IN CANADA.” Purchasers are advised to consult with their own legal counsel or advisors to determine the resale restrictions that may be applicable to them.

Closing Date	Payment to the Issuer for, and delivery of, the Units is scheduled to occur on September 22, 2016 or on such other date or dates as may be determined by the Issuer (the “Closing Date”).

Additional definitions	In the Subscription Agreement, the following words have the following meanings unless otherwise indicated:

(a)	“Purchased Securities” means the Units purchased under this Subscription Agreement;

(b)	“Securities” means the Shares, the Warrants and the Warrant Shares;

(c)	“Warrants”, as defined above, includes the certificates representing the Warrants.

The Issuer

Jurisdiction of organization	The Issuer is incorporated under the laws of the State of Nevada

Stock exchange listings	The common shares of the Issuer are listed on the Canadian Securities Exchange (the “Exchange”).

End of Terms

EXISTING SECURITY HOLDER CONFIRMATION

CANADIAN RESIDENTS (EXCLUDING NEWFOUNDLAND)

Capitalized terms used in this Schedule C and defined in the Subscription Agreement to which this Schedule C is attached have the meaning defined in the Subscription Agreement unless otherwise defined herein.

The undersigned or, if applicable, the disclosed purchaser through the undersigned acting as its agent, hereby represents, warrants and certifies to Enertopia that he, she or it is purchasing the Units as principal and is an Existing Security Holder by virtue of the fact that the Subscriber, or if applicable, the disclosed purchaser, on or before the Record Date, acquired and continues to hold, common shares of Enertopia.

The undersigned or, if applicable, the disclosed purchaser through the undersigned acting as its agent, also represents, warrants and certifies that: [initial or place a checkmark above the line to the left of each applicable item]

_____	(a)

he, she or it has obtained advice regarding the suitability of the investment and, if he, she or it is resident in a jurisdiction of Canada, that advice had been obtained from a person that is registered as an investment dealer in the jurisdiction; or

_____	(b)

the aggregate acquisition cost to him, her or it for the Shares to be purchased under the Agreement, when combined with the acquisition cost to him, her or it for the purchase of any other security from the Corporation under the Existing Security Holder Exception in the last 12 months, does not exceed $15,000.

The Subscriber has executed this certificate as of the ______day of ____________, 2016.

If a trust, partnership or other entity:	If an individual:

Name of Entity	Signature

Type of Entity	Name of Individual

Signature of person Signing

Title of person Signing

ACCREDITED INVESTOR STATUS CERTIFICATE

The categories listed herein contain certain specifically defined terms. If you are unsure as to the meanings of those terms, or are unsure as to the applicability of any category below, please contact your broker and/or legal advisor before completing this certificate.

In connection with the purchase by the undersigned Subscriber of the Subscriber’s Units, the Subscriber, on its own behalf and on behalf of each of the beneficial purchasers for whom the Subscriber is acting, hereby represents, warrants, covenants and certifies to Enertopia Corp. (the "Corporation") (and acknowledges that the Corporation and its counsel are relying thereon) that:

(a)

the Subscriber, or each of the beneficial purchasers for whom the Subscriber is acting, is purchasing the Subscriber’s Units as principal for its own account and not for the benefit of any other person;

(b)

the Subscriber, or each of the beneficial purchasers for whom the Subscriber is acting, is an “accredited investor” within the meaning of NI 45-106 on the basis that the undersigned fits within the category of an “accredited investor” reproduced below beside which the undersigned has indicated the undersigned belongs to such category;

(c)	upon execution of this Certificate, including if applicable the Exhibit attached hereto, by the Subscriber, this Certificate shall be incorporated into and form a part of the Subscription Agreement.

(PLEASE CHECK THE BOX OF THE APPLICABLE CATEGORY OF ACCREDITED INVESTOR)

[ ]	(a)	except in Ontario, a Canadian financial institution, or a Schedule III bank;

[ ]	(a.1)

in Ontario, a financial institution that is (i) a bank listed in Schedule I, II or III of the Bank Act (Canada); (ii) an association to which the Cooperative Credit Associations Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473(1) of the Securities Act (Ontario); or (iii) a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be;

[ ]	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

[ ]	(c)

a subsidiary of any person or company referred to in paragraphs (a), (a.1) or (b), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

[ ]	(d)	a person or company registered under the securities legislation of a jurisdiction (province or territory) of Canada as an adviser or dealer, except as otherwise prescribed by the regulations;

[ ]	(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

[ ]	(e.1)

an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

[ ]	(f)

the Government of Canada or a jurisdiction (province or territory) of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction (province or territory) of Canada;

[ ]	(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

[ ]	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

[ ]	(i)

a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction (province or territory) of Canada;

[ ]	(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds $1,000,000;

[ ]	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000;

[ ]	(k)

an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

[ ]	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

[ ]	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

[ ]	(n)

an investment fund that distributes or has distributed its securities only to (i) a person that is or was an accredited investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] or 2.19 [Additional investment in investment funds] of NI 45-106, or (iii) a person described in sub- paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

[ ]	(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

[ ]	(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

[ ]	(q)

a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

[ ]	(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

[ ]	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

[ ]	(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

[ ]	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;

[ ]	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor; or

[ ]	(w)

a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

For the purposes hereof, the following definitions are included for convenience:

(a)	“bank” means a bank named in Schedule I or II of the Bank Act (Canada);

(b)

“Canadian financial institution” means (i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(c)	“company” means any corporation, incorporated association, incorporated syndicate or other incorporated organization;

(d)	“financial assets” means (i) cash, (ii) securities, or (iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(e)

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(f)	“investment fund” has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure;

(g)	“person” includes

(i)     an individual,

(ii)    a corporation,

(iii)   a partnership, trust, fund and an association, syndicate, organization or other organized group of persons whether incorporated or not, and

(iv)    an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative.

(h)	“related liabilities” means (i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or (ii) liabilities that are secured by financial assets;

(i)	“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(j)

“spouse” means, an individual who, (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(k)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

In NI 45-106 a person or company is considered to be an affiliated entity of another person or company if one is a subsidiary entity of the other, or if both are subsidiary entities of the same person or company, or if each of them is controlled by the same person or company.

In NI 45-106 a person (first person) is considered to control another person (second person) if (a) the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

In NI 45-106 a trust company or trust corporation described in paragraph (p) above of the definition of “accredited investor” (other than in respect of a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada) is deemed to be purchasing as principal.

In NI 45-106 a person described in paragraph (q) above of the definition of “accredited investor” is deemed to be purchasing as principal.

The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Time. If any such representations shall not be true and accurate prior to the Closing Time, the undersigned shall give immediate written notice of such fact to the Corporation prior to the Closing Time.

Dated: __________	Signed: ____________________

Witness (If Subscriber is an Individual)	Print the name of Subscriber

Print Name of Witness	If Subscriber is not an Individual, print name and title of Authorized Signing Officer

EXHIBIT TO ACCREDITED INVESTOR STATUS CERTIFICATE

Risk Acknowledgement Form for Individual Accredited Investors

WARNING TO INVESTORS

This investment is risky. Don't invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER
1.	About your investment
Type of securities: Units	Issuer: Enertopia Corp.
Purchased from: Enertopia Corp.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE SUBSCRIBER
2.	Risk acknowledgement
This investment is risky. Initial that you understand that:	Your Initials
Risk of loss - You could lose your entire investment of $ _____________. [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk - You may not be able to sell your investment quickly - or at all.
Lack of information - You may receive little or no information about your investment.

Lack of advice - You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.

3.	Accredited investor status

You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.

Your initials
•

Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

•

Your net income before taxes combined with your spouse's was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

•	Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
•	Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4.	Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):

Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5.	Salesperson information

[Instruction: The salesperson is the person who meets with, or provides information to, the Subscriber with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]

First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER
6.	For more information about this investment
Enertopia Corp.
950 – 1130 West Pender Street
Vancouver, BC Canada V6E 4A4

Attention: President

Tel: 604.602.1675

Fax: 604.685.1602

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

RISK ACKNOWLEDGEMENT FORM

Risk Acknowledgement under BCI 32-513
Registration exemption for trades
in connection with certain prospectus-exempt distributions

Name of Issuer: ENERTOPIA CORP.

Name of Seller: _______________________________________

I acknowledge that

o	the person selling me these securities is not registered with a securities regulatory authority and is prohibited from telling me that this investment is suitable for me;

o	the person selling me these securities does not act for me;

o	this is a risky investment and I could lose all my money;

o	the person selling me these securities has not provided financial services to me other than in connection with a Prospectus-Exempt Distribution;

o	the person selling me these securities does not hold or have access to my assets;

o	I am investing entirely at my own risk.

Date

Signature of Subscriber

Print name of Subscriber

Name of salesperson acting on behalf of seller

Sign two copies of this document. Keep one copy for your records.

National Instrument 45-106 Prospectus Exemptions may require you to sign an additional risk acknowledgement form. If you want advice about the merits of this investment and whether these securities are a suitable investment for you, contact a registered adviser or dealer.

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

Declaration for removal of legend (To Be Completed at Time of Legend Removal)

TO:	Computershare as registrar and transfer agent for the common shares of ENERTOPIA CORP. (the “Company”).

The undersigned (A) acknowledges that the sale of the common shares represented by certificate number _______________, to which this declaration relates, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “1933 Act”), and (B) certifies that (1) the undersigned is not an “affiliate” (as defined in Rule 405 under the 1933 Act) of the Company; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of a designated offshore securities market within the meaning of Rule 902(b) under the 1933 Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any person acting on its behalf engaged in any directed selling efforts in connection with the offer and sale of such securities; and (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as that term is defined in Rule 144(a)(3) under the 1933 Act); (5) the seller does not intend to replace such securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. Terms used herein have the meanings given to them by Regulation S under the 1933 Act.

By: __________________________________ Dated: ____________________________

Signature

Name (please print)

Affirmation by Seller’s Broker-Dealer

We have read the foregoing representations of our customer, _________________________(the “Seller”) dated _______________________, with regard to the sale, for such Seller’s account, of the common shares represented by certificate number ______________of the Company described therein, and we hereby affirm that, to the best of our knowledge and belief, the facts set forth therein are full, true and correct.

__________________________________________

Name of Firm

By: _______________________________________

Authorized officer

Date: ______________________________________

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

GENERAL PROVISIONS

1	DEFINITIONS

1.1     In the Subscription Agreement (including the first (cover) page, the Terms on pages 3 to 5, the General Provisions on pages 7 to 5 and the other appendices, acknowledgements, provisions and forms incorporated by reference), the following words have the following meanings unless otherwise indicated:

(a)	“1933 Act” means the United States Securities Act of 1933, as amended;

(b)	“Accredited Investor Exemption” means the exemption to the prospectus requirements contained in section 2.3 of National Instrument 45-106 Prospectus and Registration Exemptions;

(c)

“Applicable Legislation” means, as applicable, the securities laws, regulations, rules, rulings and orders in the Selling Jurisdictions in Canada and in jurisdictions where the Issuer is a reporting issuer and all applicable administrative policy statements issued by the securities regulatory authorities in each of the Selling Jurisdictions in Canada and in jurisdictions where the Issuer is a reporting issuer together with the applicable rules and policies of the Exchange; “BCI 45-534” means BC Instrument 45-534 Exemption from Prospectus Requirement for Certain Trades to Existing Security Holders of the British Columbia Securities Commission;

(d)	“Blanket Order 45-501” means The Manitoba Securities Commission Blanket Order 45-501 Exemption from prospectus requirement for certain trades to existing security holders;

(e)	"Blanket Order 45-502” means Northwest Territories Blanket Order 45-502 Exemption from Prospectus Requirement for Certain Trades to Existing Security Holders;

(f)	“Blanket Order 45-505” means New Brunswick Financial and Consumer Services Commission Blanket Order 45-505 Prospectus Exemption for Distribution to Existing Security Holders;

(g)	“Blanket Order 45-511” means Prince Edward Island Office of the Superintendent of Securities Blanket Order 45-511 Exemption from prospectus requirement for certain trades to existing security holders;

(h)	“Blanket Order 45-525” means Nova Scotia Securities Commission Blanket Order 45-525 Exemption from Prospectus Requirements for Certain Trades to Existing Security Holders;

(i)	“Closing” means the completion of the sale and purchase of the Purchased Securities;

(j)	“Closing Date” has the meaning assigned in the Terms;

(k)	“Commissions” means the securities regulatory authorities in each of the Selling Jurisdictions in Canada and in jurisdictions where the Issuer is a reporting issuer;

(l)	“Exchange” has the meaning assigned in the Terms;

(m)

“Existing Security Holder” means a person resident in British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Quebec, New Brunswick, Nova Scotia, Prince Edward Island or the Northwest Territories and has on or before the Record Date, acquired and continues to hold, one or more common shares of the Issuer;

(n)

“Existing Security Holder Exemption” means the exemption to the prospectus requirements available to residents of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Quebec, New Brunswick, Nova Scotia, Prince Edward Island and Northwest Territories and provided in, as applicable, BCI 45-534, Rule 45-513, General Order 45-926, Blanket Order 45-501, Regulation 45-513, Rule 45-501, Blanket Order 45-504, Blanket Order 45-525, Blanket Order 45-511 and Blanket Order 45-502;

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

(o)	“Final Closing” means the last closing under the Private Placement;

(p)	“General Provisions” means those portions of the Subscription Agreement headed “General Provisions” and contained on pages 15 to 25;

(q)	“General Order 45-926” means Saskatchewan’s Director of the Security Division’s General Order 45-926 -Exemption from prospectus requirement for certain trades to existing security holders;

(r)

"Investment Dealer Exemption" means the exemption to the prospectus requirements available to residents of British Columbia, Alberta, Saskatchewan, Manitoba and New Brunswick and provided in, as applicable, BCI 45-536, Rule 45-516, General Order 45-930, Blanket Order 45- 503, Regulation 45-513 and Blanket Order 45-508;

(s)	“Personal Information” means any information about an identifiable individual, and includes information provided by the Purchaser in this Subscription Agreement;

(t)	“Private Placement” means the offering of the Purchased Securities on the terms and conditions of the Agency Agreement and this Subscription Agreement;

(u)	“Purchased Securities” has the meaning assigned in the Terms;

(v)	“Record Date” means August 5, 2016;

(w)	“Regulation S” means Regulation S promulgated under the 1933 Act;

(x)	“Regulation 45-513” means Autorité des marchés financiers Regulation 45-513 respecting Prospectus Exemption for Distribution to Existing Security Holders;

(y)	“Regulatory Authorities” means the Commissions and the Exchange;

(z)	“Rule 45-501” means Ontario Securities Commission Rule 45-501 Ontario Prospectus and Registration Exemptions;

(aa)	“Rule 45-513” means Alberta Securities Commission Rule 45-513 Prospectus Exemption for Distribution to Existing Security Holders;

(bb)	“Securities” has the meaning assigned in the Terms;

(cc)	“Selling Jurisdictions” has the meaning assigned in the Terms;

(dd)

“Subscription Agreement” means the first (cover) page, the Terms on pages 3 to 5, the General Provisions on pages 15 to 25 and the other appendices, acknowledgements, provisions and forms incorporated by reference;

(ee)	“Terms” means those portions of the Subscription Agreement headed “Terms” and contained on pages 3 to 5; and

1.2     In the Subscription Agreement, the following terms have the meanings defined in Regulation S: “U.S. Person” and “United States”.

1.3     In the Subscription Agreement, unless otherwise specified, currencies are indicated in Canadian dollars.

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

1.4     In the Subscription Agreement, other words and phrases that are capitalized have the meaning assigned in the Subscription Agreement.

2	REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

2.1     Acknowledgements concerning the Private Placement

The Purchaser acknowledges that:

(a)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(b)	there is no government or other insurance covering the Securities;

(c)

there are risks associated with the purchase of the Securities and the Purchaser is knowledgeable or experienced in business and financial matters and is capable of evaluating the merits and risks of an investment in the Purchased Securities and is capable of bearing the economic risk of the investments;

(d)

there are restrictions on the Purchaser’s ability to resell the Securities and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling the Securities;

(e)

the Issuer has advised the Purchaser that the Issuer is relying on an exemption from the requirements to provide the Purchaser with a prospectus and to sell securities through a person registered to sell securities under the Applicable Legislation and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Applicable Legislation, including, in most circumstances, statutory rights of rescission or damages, will not be available to the Purchaser;

(f)

no prospectus has been or is intended to be filed by the Issuer with the Commissions in connection with the issuance of the Purchased Securities, the issuance is intended to be exempted from the prospectus and registration requirements of the Applicable Legislation and as a consequence of acquiring the Purchased Securities pursuant to these exemptions:

(i)	the Purchaser is restricted from using most of the civil remedies available under the Applicable Legislation;

(ii)	the Purchaser may not receive information that would otherwise be required to be provided to the Purchaser under the Applicable Legislation; and

(iii)	the Issuer is relieved from certain obligations that would otherwise apply under the Applicable Legislation;

(g)

the Securities have not been registered under the 1933 Act and may not be offered or sold in the United States unless registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and the Issuer has no obligation or present intention of filing a registration statement under the 1933 Act in respect of the Purchased Securities or any of the Securities;

(h)

the Purchaser understands and agrees that offers and sales of any of the Securities prior to the expiration of a period of six months after the date of the issuance of the Securities (the six month period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state securities laws; and

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

(i)

the proceeds received by the Issuer may not be sufficient to accomplish its business objectives, given its working capital requirements, acquisition costs, possible rescission of previous private placements, and ongoing compliance and regulatory costs;

(j)	the Purchaser acknowledges that the Issuer’s counsel is acting as counsel to the Issuer and not as counsel to the Purchaser.

2.2     Representations by all Purchasers

The Purchaser represents and warrants to the Issuer that, as at the Agreement Date and as at the Closing Date:

(a)	if the Purchaser is a resident of Canada, the Purchaser complies with one of the following:

(i)

the Purchaser is purchasing as principal or is deemed to be purchasing as principal in accordance with Applicable Legislation and meets the definition of “accredited investor” as such term is defined under National Instrument 45-106 Prospectus and Registration Exemptions and has completed and signed the Accredited Investor Status Certificate forming part of this Subscription Agreement; or

(ii)

the Purchaser is not an individual and is purchasing as principal and has purchased that number of Purchased Securities having an acquisition cost to the Purchaser of not less than $150,000 to be paid in cash on the Closing Date; or

(iii)

if the Purchaser is a resident of a province or territory other than Newfoundland, the Purchaser was a shareholder of record of the Issuer as at the Record Date and at the date hereof continues to be a shareholder, and has either received advice regarding the suitability of this investment from a registered investment dealer in the jurisdiction of their residence, or is purchasing Purchased Securities for an aggregate acquisition of no more than $15,000;

(b)

the Purchaser is not a person created or used solely to purchase or hold securities in order to comply with an exemption from the prospectus requirements of Applicable Legislation and if the Purchaser is not an individual, it pre-existed the Offering and has a bona fide purpose other than investment in the Purchased Securities;

(c)

in the case of the purchase by the Purchaser of the Purchased Securities as agent or trustee for any principal, the Purchaser is the duly authorized trustee or agent of such beneficial purchaser with due and proper power and authority to execute and deliver, on behalf of each such beneficial purchaser, this Subscription Agreement and all other documentation in connection with the purchase of the Purchased Securities hereunder, to agree to the terms and conditions herein and therein set out and to make the representations, warranties, acknowledgements and covenants herein and therein contained, all as if each such beneficial purchaser were the Purchaser and is subscribing as principal for its own account and not for the benefit of any other person for investment only and not for resale and the Purchaser’s actions as trustee or agent are in compliance with applicable law and the Purchaser and each beneficial purchaser acknowledges that the Issuer may be required by law to disclose to certain regulatory authorities the identity of each beneficial purchaser of Purchased Securities for whom it may be acting;

(d)

the Purchaser and any beneficial purchaser for whom it is acting is resident in the jurisdiction set out on the execution page of this Subscription Agreement, such address was not created and is not used solely for the purpose of acquiring the Purchased Securities and the Purchaser was solicited to purchase in such jurisdiction;

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

(e)

the Purchaser has properly completed, executed and delivered the applicable form(s) set forth on the cover page of this Agreement and such forms contain information about the Purchaser that is true and accurate as of the date of signing and will be true and correct as at the Closing Date;

(f)

the Purchaser has not received, nor has the Purchaser requested, nor does the Purchaser have any need to receive, any offering memorandum, or any other document describing the business and affairs of the Issuer in order to assist the Purchaser in making an investment decision in respect of the Purchased Securities and the Purchaser has not become aware of any advertisement in printed media of general and regular paid circulation, radio or television with respect to the distribution of the Purchased Securities;

(g)	no person has made to the Purchaser any written or oral representations:

(i)	that any person will resell or repurchase the Securities;

(ii)	that any person will refund the purchase price of the Purchased Securities;

(iii)	as to the future price or value of any of the Securities; or

(iv)

that any of the Securities will be listed and posted for trading on a stock exchange or that application has been made to list and post any of the Securities for trading on any stock exchange other than the Shares and Warrant Shares on the Exchange;

(h)	if the Purchaser is:

(i)

a corporation, the Purchaser is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to subscribe for the Purchased Securities as contemplated herein and to carry out and perform its covenants and obligations under the terms of this Subscription Agreement and the entering into of this Subscription Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Purchaser or of any agreement, written or oral, to which the Purchaser may be a party or by which the Purchaser is or may be bound;

(ii)

a partnership, syndicate or other form of unincorporated organization, the Purchaser has the necessary legal capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof; or

(iii)	an individual, the Purchaser has the legal capacity and competence to enter into and to execute this Subscription Agreement and to observe and perform his or her covenants and obligations hereunder;

(i)	this subscription has not been solicited in any other manner contrary to the Applicable Legislation or the 1933 Act;

(j)

the Purchaser has been advised to consult its own legal and tax advisors with respect to applicable resale restrictions and tax considerations, and it is solely responsible for compliance with applicable resale restrictions and applicable tax legislation;

(k)

the Purchaser has no knowledge of a “material fact” or “material change” (as those terms are defined in the Applicable Legislation) in the affairs of the Issuer that has not been generally disclosed to the public, except knowledge of this particular transaction;

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

(l)

the offer made by this subscription is irrevocable (subject to the Purchaser’s right to withdraw the subscription and to terminate the obligations as set out in this Subscription Agreement) and requires acceptance by the Issuer and approval of the Exchange;

(m)

the Purchaser is not a “control person” of the Issuer as defined in the Applicable Legislation, will not become a “control person” by virtue of this subscription for the Securities and does not intend to act in concert with any other person to form a control group of the Issuer;

(n)	that:

(i)	the offer was not made to the Purchaser when the Purchaser was in the United States and, at the time the Purchaser’s buy order was made, the Purchaser was outside the United States;

(ii)	the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the 1933 Act;

(iii)	the Purchaser has no intention to distribute either directly or indirectly any of the Securities in the United States, except in compliance with the 1933 Act;

(iv)	the Purchaser is not a U.S. Person; and

(v)	the Purchaser is not and will not be purchasing Purchased Securities for the account or benefit of any U.S. Person;

(o)

if the Purchaser is a resident of an International Jurisdiction (which is defined herein to mean a country other than Canada or the United States), then the Purchaser on its own behalf and, if applicable on behalf of others for whom it is hereby acting that:

(i)

the Purchaser is knowledgeable of, or has been independently advised as to, the International Securities Laws (which is defined herein to mean, in respect of each and every offer or sale of Purchased Securities, any securities laws having application to the Purchaser and the Private Placement other than the laws of Canada and the United States and all regulatory notices, orders, rules, regulations, policies and other instruments incidental thereto) which would apply to this subscription, if any;

(ii)

the Purchaser is purchasing the Purchased Securities pursuant to an applicable exemption from any prospectus, registration or similar requirements under the International Securities Laws of that International Jurisdiction, or, if such is not applicable, the Purchaser is permitted to purchase the Purchased Securities under the International Securities Laws of the International Jurisdiction without the need to rely on exemptions;

(iii)

the subscription by the Purchaser does not contravene any of the International Securities Laws applicable to the Purchaser and the Issuer and does not give rise to any obligation of the Issuer to prepare and file a prospectus or similar document or to register the Securities or to be registered with any governmental or regulatory authority;

(iv)

the International Securities Laws do not require the Issuer to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction; and

(v)

the Securities are being acquired for investment purposes only and not with a view to resale and distribution, and the distribution of the Securities to the Purchaser by the Issuer complies with all International Securities Laws;

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

(p)	this Subscription Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding agreement of the Purchaser enforceable against the Purchaser;

(q)

the Purchaser has been independently advised as to the applicable hold period imposed in respect of the Securities by securities legislation in the jurisdiction in which the Purchaser resides and confirms that no representation has been made respecting the applicable hold periods for the Securities and acknowledges that the hold period indicated in the Terms does not constitute such representation and is aware of the risks and other characteristics of the Securities and of the fact that the Purchaser may not be able to resell the Securities except in accordance with the applicable securities legislation and regulatory policies;

(r)

the Purchaser is capable of assessing the proposed investment as a result of the Purchaser’s financial and business experience or as a result of advice received from a registered person other than the Issuer or any affiliates of the Issuer;

(s)

if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Purchaser will execute, deliver, file and otherwise assist the Issuer in filing, such reports, undertakings and other documents with respect to the issuance of the Securities as may be required; and

(t)

the funds representing the aggregate subscription price for the Purchased Securities which will be advanced by the Purchaser hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and the Purchaser acknowledges that the Issuer may in the future be required by law to disclose the Purchaser’s name and other information relating to this Subscription Agreement and the Purchaser’s subscription hereunder, on a confidential basis, pursuant to such Act. To the best of its knowledge: (a) none of the subscription funds to be provided by the Purchaser (i) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Purchaser; and (b) the Purchaser shall promptly notify the Issuer if the Purchaser discovers that any of such representations ceases to be true, and to provide the Issuer with appropriate information in connection therewith.

2.3     Reliance, indemnity and notification of changes

The representations and warranties in the Subscription Agreement (including the first (cover) page, the Terms on pages 3 to 5, the General Provisions on pages 15 to 25 and the other appendices, acknowledgements, provisions and forms incorporated by reference) are made by the Purchaser with the intent that they be relied upon by the Issuer in determining its suitability as a purchaser of Purchased Securities, and the Purchaser hereby agrees to indemnify the Issuer against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Purchaser undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Purchaser set forth in the Subscription Agreement (including the first (cover) page, the Terms on pages 3 to 5, the General Provisions on pages 15 to 25 and the other appendices, acknowledgements, provisions and forms incorporated by reference) which takes place prior to the Closing.

2.4   Survival of representations and warranties

The representations and warranties contained in this Section will survive the Closing.

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

3	REPRESENTATIONS AND WARRANTIES OF THE ISSUER

By executing this Subscription Agreement, the Issuer represents, warrants and covenants to the Purchaser, which representations, warranties and covenants will be true and correct as of the Closing Date (as herein defined) with the same force and effect as if made at and as of the Closing (and acknowledges that the Purchaser is relying thereon) that:

a)

The Issuer has been duly incorporated and organized and is a valid and subsisting Issuer under the laws of the State of Nevada and is duly qualified to carry on business in each jurisdiction wherein the carrying out of the activities contemplated makes such qualifications necessary;

b)	The shares which form a part of the Units will, upon issue and delivery, be validly issued as fully paid and non-assessable.

c)	The Issuer has the full corporate right, power and authority to execute this Subscription Agreement, and to issue the Units to the Purchaser pursuant to the terms of this Subscription Agreement

d)	This Subscription Agreement constitutes a binding and enforceable obligation of the Issuer, enforceable in accordance with its terms.

e)	This Subscription has been given for valuable consideration and is irrevocable, except with the written consent of the Issuer.

f)

The Issuer has filed all forms, reports, documents and information required to be filed by it, whether pursuant to applicable securities laws or otherwise, with the Exchange (or one of its predecessors) or the applicable securities regulatory authorities (the “Disclosure Documents”). As of the time the Disclosure Documents were filed with the applicable securities regulators and on SEDAR (System for Electronic Document Analysis and Retrieval) as applicable (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the Disclosure Documents complied in all material respects with the requirements of the applicable securities laws; and (ii) none of the Disclosure Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

g)

The financial statements of the Issuer contained in the Disclosure Documents : (i) complied as to form in all material respects with the published rules and regulations under the applicable securities laws; (ii) were reported in accordance with United States generally accepted accounting principles or International Financial Reporting Standards, as the case may be; and (iii) present fairly the consolidated financial position of the Issuer and its subsidiaries, if any, as of the respective dates thereof and the consolidated results of operations of the Issuer and its subsidiaries, if any, for the periods covered thereby.

h)	There is no “material fact” or “material change” (as those terms are defined in the Acts) in the affairs of the Issuer that has not been generally disclosed to the public.

4	PERSONAL INFORMATION

The Purchaser provides its consent to:

(a)

the disclosure of Personal Information by the Issuer to the Exchange, to the Ontario Securities Commission and to any other applicable securities regulatory authorities, the Issuer’s registrar and transfer agent, legal counsel and any other party involved in the purchase and sale of the Purchased Securities;

(b)	the collection, use and disclosure of Personal Information by the Exchange for the purposes described herein, or as otherwise identified by the Exchange, from time to time; and

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

(c)	the collection, use and disclosure of Personal Information by the Commissions for the purposes described in herein.

5	ISSUER’S ACCEPTANCE

This Subscription Agreement, when executed by the Purchaser, and delivered to the Issuer, will constitute a subscription for the Purchased Securities which will not be binding on the Issuer until accepted by the Issuer by executing this Subscription Agreement in the space provided on the face page(s) of this Subscription Agreement and, notwithstanding the Agreement Date, if the Issuer accepts the subscription by the Purchaser, this Subscription Agreement will be entered into on the date of such execution by the Issuer.

6	CLOSING

6.1     The Purchaser acknowledges that, although Purchased Securities may be issued to other purchasers under the Private Placement concurrently with the Closing, there may be other sales of Purchased Securities under the Private Placement, some or all of which may close before or after the Closing. The Purchaser further acknowledges that there is a risk that insufficient funds may be raised on the Closing to fund the Issuer’s objectives, and that further closings may not take place after the Closing.

6.2     On or before the Closing Date, the Purchaser will deliver to the Issuer the Subscription Agreement and all applicable acknowledgements, provisions and required forms, duly executed, and payment in full for the total price of the Purchased Securities to be purchased by the Purchaser.

6.3     At Closing, the Issuer will deliver the certificates representing the Purchased Securities purchased by the Purchaser registered in the name of the Purchaser or its nominee.

6.4.     If a Purchaser acquired the Purchased Securities pursuant to section 2.2(iii), such Purchaser will have certain rights, some of which are described below. For information about such rights, an eligible Purchaser should consult a lawyer.

If there is a misrepresentation in this Agreement, such Purchaser will have a contractual right to sue the Issuer:

(a)	to cancel its agreement to buy the Purchased Securities, or

(b)	for damages.

This contractual right to sue is available to such Purchaser will whether or not it relied on the misrepresentation. However, in an action for damages, the amount such Purchaser may recover will not exceed the price that it paid for the Purchased Securities and will not include any part of the damages that the Issuer proves does not represent the depreciation in value of the Purchased Securities resulting from the misrepresentation. The Issuer has a defence if it proves that the Purchaser knew of the misrepresentation when the Purchaser purchased the Securities.

If a Purchaser intends to rely on the rights described in (a) or (b) above, it must do so within strict time limitations. It must commence an action to cancel this Agreement within 180 days after it has signed this Agreement to purchase the Securities. It must commence an action for damages within the earlier of 180 days after learning of the misrepresentation and 3 years after it signed this agreement to purchase the Securities.

7	EXISTING SECURITY HOLDER EXEMPTION AND INVESTMENT DEALER EXEMPTION

If the Subscriber is purchasing the Units in reliance on either the Existing Security Holder Exemption or the Investment Dealer Exemption, the Issuer represents and warrants to the Subscriber that:

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

(a)	the Issuer's “documents” and “core documents” (both as defined under applicable Securities Laws) do not contain a misrepresentation; and

(b)	there is no material fact or material change related to the Issuer which has not been generally disclosed, and the Subscriber is hereby advised that he, she or it has a contractual right of action (the “Right of Action”) against the Issuer for rescission or damages available to the Subscriber if any document or core document of the Issuer contains a misrepresentation which is not corrected prior to the Closing Date, without regard to whether the Subscriber relied on the misrepresentation when purchasing the Units. The Right of Action is enforceable by the Subscriber by delivering a notice to the Issuer:

(a)	in the case of an action for rescission, within 180 days of the Subscriber signing this Subscription Agreement, or

(b)	in the case of an action for damages, before the earlier of:

	(i)	180 days after the Subscriber first has knowledge of the facts giving rise to the cause of action; or

	(ii)	three years of the date the Subscriber signs this Agreement.

The Subscriber acknowledges and agrees that:

(c)	the Right of Action may be subject to the defence that the Subscriber had knowledge of the misrepresentation;

(d)	in the case of an action for damages:

(i) the amount recoverable will not exceed the price at which the Shares were offered; and

(ii) does not include all or any part of the damages that the Issuer proves does not represent the depreciation in value of the security resulting from the misrepresentation; and

(e)	the Right of Action is in addition to, and does not detract from, any other right of the Subscriber.

8	MISCELLANEOUS

8.1     The Purchaser agrees to sell, assign or transfer the Securities only in accordance with the requirements of applicable securities laws and any legends placed on the Securities as contemplated by the Subscription Agreement.

8.2     The Purchaser hereby authorizes the Issuer to correct any minor errors in, or complete any minor information missing from any part of the Subscription Agreement and any other acknowledgements, provisions, forms, certificates or documents executed by the Purchaser and delivered to the Issuer in connection with the Private Placement.

8.3     The Issuer may rely on delivery by fax machine or e-mail of an executed copy of this subscription, and acceptance by the Issuer of such faxed or e-mailed copy will be equally effective to create a valid and binding agreement between the Purchaser and the Issuer in accordance with the terms of the Subscription Agreement. If less than a complete copy of this Subscription Agreement is delivered to the Issuer at Closing, the Issuer and its advisors are entitled to assume that the Purchaser accepts and agrees to all of the terms and conditions of the pages not delivered at Closing unaltered.

8.4     Without limitation, this subscription and the transactions contemplated by this Subscription Agreement are conditional upon and subject to the Issuer’s having obtained such regulatory approval of this subscription and the transactions contemplated by this Subscription Agreement as the Issuer considers necessary.

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

8.5     This Subscription Agreement is not assignable or transferable by the parties hereto without the express written consent of the other party to this Subscription Agreement.

8.6     Time is of the essence of this Subscription Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).

8.7     Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for in this Subscription Agreement, this Subscription Agreement contains the entire agreement between the parties with respect to the Securities and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer, or by anyone else.

8.8     The parties to this Subscription Agreement may amend this Subscription Agreement only in writing.

8.9     This Subscription Agreement enures to the benefit of and is binding upon the parties to this Subscription Agreement and their successors and permitted assigns.

8.10    A party to this Subscription Agreement will give all notices to or other written communications with the other party to this Subscription Agreement concerning this Subscription Agreement by hand or by registered mail addressed to the address given on page 1.

8.11    The contract arising out of this Subscription Agreement and all documents relating thereto, have been or will be drafted in English only by common accord among the parties. Le soussigné reconnaît par les présentes qu’il a exigé que le contrat résultant de cette convention de souscription ainsi que tous documents y afférents soient rédigés en langue anglaise seulement.

8.12    This Subscription Agreement is to be read with all changes in gender or number as required by the context.

8.13    This Subscription Agreement will be governed by and construed in accordance with the internal laws of British Columbia (without reference to its rules governing the choice or conflict of laws), and the parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of British Columbia with respect to any dispute related to this Subscription Agreement.

End of General Provisions

End of Subscription Agreement